UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

Genesis Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 East State Street
Kennett Square, PA	19348
(Address of Principal Executive Offices)	(Zip Code)

(610) 444-6350

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On August 6, 2015, Genesis Healthcare, Inc. (“Genesis”) issued the press release furnished herewith as Exhibit 99.1 reporting its operating results for the quarter and six month periods ended June 30, 2015.

Certain information contained in the press release furnished as Exhibit 99.1 with this Current Report on Form 8-K refers to Non-GAAP measures and other definitions specific to Genesis’ businesses.

Definitions of key performance indicators and Non-GAAP measures used in the press release:

The following is a glossary of terms for some key performance indicators and Non-GAAP measures used in reference to Genesis:

“Actual Patient Days” is defined as the number of residents occupying a bed (or units in the case of an assisted living center) for one qualifying day in that period.

“Adjusted EBITDA” is defined as EBITDA adjusted for (1) the conversion to cash basis leases (2) newly acquired or constructed businesses with start-up losses and (3) other adjustments. See “Reasons for Non-GAAP Financial Disclosure” for an explanation of the adjustments and a description of Genesis’ uses of, and the limitations associated with non-GAAP measures.

“Adjusted EBITDAR” is defined as EBITDAR adjusted for (1) the conversion to cash basis leases (2) newly acquired or constructed businesses with start-up losses and (3) other adjustments. See “Reasons for Non-GAAP Financial Disclosure” for an explanation of the adjustments and a description of Genesis’ uses of, and the limitations associated with non-GAAP measures.

“Available Patient Days” is defined as the number of available beds (or units in the case of an assisted living center) multiplied by the number of days in that period.

“Average Daily Census” or “ADC” is the number of residents occupying a bed (or units in the case of an assisted living center) over a period of time, divided by the number of calendar days in that period; “EBITDA” is defined as EBITDAR less lease expense. See “Reasons for Non-GAAP Financial Disclosure” for an explanation of the adjustments and a description of Genesis’ uses of, and the limitations associated with non-GAAP measures.

“EBITDA” is defined as EBITDAR less lease expense. See “Reasons for Non-GAAP Financial Disclosure” for an explanation of the adjustments and a description of our uses of, and the limitations associated with non-GAAP measures.

“EBITDAR” is defined as net income or loss before depreciation and amortization expense, interest expense, lease expense, loss (gain) on extinguishment of debt, other (income) loss, transaction costs, long-lived asset impairment, income tax expense (benefit) and loss from discontinued operations. See “Reasons for Non-GAAP Financial Disclosure” for an explanation of the adjustments and a description of Genesis’ uses of, and the limitations associated with non-GAAP measures.

“Insurance” refers collectively to commercial insurance and managed care payor sources, but does not include managed care payers serving Medicaid residents, which are included in the Medicaid category.

“Occupancy Percentage” is measured as the percentage of Actual Patient Days relative to the Available Patient Days.

“Pro Forma Adjusted EBITDA” is defined as Adjusted EBITDA further adjusted to assume on a pro forma basis that Genesis and Skilled Healthcare Group, Inc. are combined for all periods presented.  See “Reasons for Non-GAAP Financial Disclosure” for an explanation of the adjustments and a description of our uses of, and the limitations associated with non-GAAP measures.

“Pro Forma Adjusted EBITDAR” is defined as Adjusted EBITDAR further adjusted to assume on a pro forma basis that Genesis and Skilled Healthcare Group, Inc. are combined for all periods presented.  See “Reasons for Non-GAAP Financial Disclosure” for an explanation of the adjustments and a description of our uses of, and the limitations associated with non-GAAP measures.

“Skilled Mix” refers collectively to Medicare and Insurance payor sources.

“Therapist Efficiency” is computed by dividing billable labor minutes related to patient care by total labor minutes for the period.

Reasons for Non-GAAP Financial Disclosure:

The press release includes references to EBITDAR, Adjusted EBITDAR, Pro Forma Adjusted EBITDAR, EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA which are non-GAAP financial measures (collectively, the Non-GAAP Financial Measures). For purposes of SEC Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position and cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Genesis has provided reconciliations of the Non-GAAP Financial Measures to the most directly comparable GAAP financial measures.

Genesis’ management believes that the presentation of these Non-GAAP Financial Measures provides useful information to investors regarding Genesis’ results of operations because these financial measures are useful for trending, analyzing and benchmarking the performance and value of its business. By excluding certain expenses and other items that may not be indicative of its core business operating results, these Non-GAAP Financial Measures:

•                  allow investors to evaluate its performance from management’s perspective, resulting in greater transparency with respect to supplemental information used by Genesis in its financial and operational decision making;

•                  facilitate comparisons with prior periods and reflect the principal basis on which management monitors financial performance;

•                  facilitate comparisons with the performance of others in the post-acute industry;

•                  provide better transparency as to the relationship each reporting period between Genesis’ cash basis lease expense and the level of operating earnings available to fund its lease expense; and

•                  allow investors to view Genesis’ financial performance and condition in the same manner its significant landlords and lenders require it to report financial information to them in connection with determining its compliance with financial covenants.

Genesis uses the Non-GAAP Financial Measures primarily as performance measures and believes that the GAAP financial measure most directly comparable to them is net income (loss). Genesis uses the Non-GAAP Financial Measures as measures to assess the relative performance of its operating businesses, as well as the employees responsible for operating such businesses. The Non-GAAP Financial Measures are useful in this regard because they do not include such costs as interest expense, income taxes and depreciation and amortization expense which may vary from business unit to business unit depending upon such factors as the method used to finance the original purchase of the business unit or the tax law in the state in which a business unit operates. By excluding such factors when measuring financial performance, many of which are outside of the control of the employees responsible for operating Genesis’ business units, management is better able to evaluate the operating performance of the business unit and the employees responsible for business unit performance. Consequently, management uses these non-GAAP measures to determine the extent to which Genesis’ employees have met performance goals, and therefore may or may not be eligible for incentive compensation awards.

Genesis also uses the Non-GAAP Financial Measures in its annual budget process. Genesis believes these non-GAAP measures facilitate internal comparisons to historical operating performance of prior periods and external comparisons to competitors’ historical operating performance. The presentation of these Non-GAAP Financial Measures is consistent with Genesis’ past practice and Genesis believes these measures further enable investors and analysts to compare current non-GAAP measures with non-GAAP measures presented in prior periods.

Although Genesis uses the Non-GAAP Financial Measures as financial measures to assess the performance of Genesis’ business, the use of these non-GAAP measures is limited because they do not consider certain material costs necessary to operate its business. These costs include Genesis’ lease expense (only in the case of EBITDAR, Adjusted EBITDAR and Pro Forma Adjusted EBITDAR), the cost to service its debt, the depreciation and amortization associated with its long-lived assets, losses (gains) on extinguishment of debt, transaction costs, long-lived asset impairment charges, federal and state income tax expenses, the operating results of its discontinued businesses and the income or loss attributed to non-controlling interests. Because the Non-GAAP Financial Measures do not consider these important elements of Genesis’ cost structure, a user of Genesis’ financial information who relies on the Non-GAAP Financial Measures as the only measures of Genesis’ performance could draw an incomplete or misleading conclusion regarding Genesis’ financial performance. Consequently, a user of Genesis’ financial information should consider net income (loss) as an important measure of its financial performance because it provides the most complete measure of Genesis’ performance.

Other companies may define the Non-GAAP Financial Measures differently and, as a result, Genesis’ non-GAAP measures may not be directly comparable to those of other companies. The Non-GAAP Financial Measures do not represent net income (loss), as defined by GAAP. The Non-GAAP Financial Measures should be considered in addition to, not a substitute for, or superior to, GAAP financial measures.

This information and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless specifically stated so therein.

Item 7.01.  Regulation FD Disclosure

On or before August 10, 2015, Genesis Healthcare, Inc. (“Genesis”) will make available on its web site the investor presentation materials attached to this report as Exhibit 99.2.  This information and the information contained in the presentation materials shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless specifically stated so thereinThe furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that the investor presentation materials include material information regarding Genesis that is not otherwise publicly available.  In addition, Genesis does not assume any obligation to update such information in the future.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description

99.1	Earnings Release dated August 6, 2015

99.2	Investor presentation materials dated August 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2015	GENESIS HEALTHCARE, INC.

/s/ Michael S. Sherman
Michael S. Sherman
Senior Vice President, General Counsel, Secretary and Assistant Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Earnings Release dated August 6, 2015

99.2	Investor presentation materials dated August 2015